STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Expenses
General and administrative	$ 6,574	$ 7,908	$ 15,831
Professional fees	16,263	16,493	13,673
Net loss	$ 22,837	$ 24,401	$ 29,504
Basic and diluted loss per share	$ 0.00	$ 0.00	$ (0.00)
Weighted average number of common shares outstanding -basic and diluted	34,548,368	34,548,368	34,548,368